                                                                 EXHIBIT (k)(iv)

                        VAN KAMPEN MUNICIPAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED SEPTEMBER 30, 1998




Formula                 Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price


Class A Shares                       $ .846
                                     ------
                                     $16.79                  = 5.04%



Class B Shares                       $ .732
                                     ------
                                     $15.98                  = 4.58%


Class C Shares                       $ .732
                                     ------
                                     $15.96                  = 4.58%



              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE

Formula
                               Distribution Rate
                             ---------------------
                                  1 - Tax Rate

Class A Shares
                                      5.04%
                                     -------
                                      1-36%                  = 7.88%

Class B Shares
                                      4.58%
                                     -------
                                      1-36%                  = 7.16%

Class C Shares
                                      4.58%
                                     -------
                                      1-36%                  = 7.16%



               VAN KAMPEN MUNICIPAL INCOME FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,033.74    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            3.37%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,085.66    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            8.57%   =    T



          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,254.62    =    ERV
Five years ended 09/30/98                                 5    =    n

TOTAL RETURN FOR THE PERIOD                            4.64%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,317.41    =    ERV
Five years ended 09/30/98                                 5    =    n

TOTAL RETURN FOR THE PERIOD                            5.67%   =    T



               VAN KAMPEN MUNICIPAL INCOME FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,779.57    =    ERV
Inception through 09/30/98                             8.17    =    n

TOTAL RETURN FOR THE PERIOD                            7.31%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,868.29    =    ERV
Inception through 09/30/98                             8.17    =    n

TOTAL RETURN FOR THE PERIOD                            7.95%   =    T





              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                            ERV - P
                                                 -----------
                                                      P        =    T


Including Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,779.57    =    ERV

TOTAL RETURN FOR THE PERIOD                           77.96%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.99
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,868.29    =    ERV

TOTAL RETURN FOR THE PERIOD                           86.83%   =    T


               VAN KAMPEN MUNICIPAL INCOME FUND - CLASS B SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   15.98
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,037.87    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            3.79%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.98
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,077.87    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            7.79%   =    T



       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                      n
Formula                                         P(1+T)         =    ERV

Including Payment of the CDSC
Net Asset Value                               $   15.98
Initial Investment                            $1,000.00        =    P
Ending Redeemable Value                       $1,255.47        =    ERV
One year period ended 09/30/98                        5        =    n

TOTAL RETURN FOR THE PERIOD                        4.66%       =    T


Excluding Payment of the CDSC
Net Asset Value                               $   15.98
Initial Investment                            $1,000.00        =    P
Ending Redeemable Value                       $1,270.33        =    ERV
One year period ended 09/30/98                        5        =    n

TOTAL RETURN FOR THE PERIOD                        4.90%       =    T



               VAN KAMPEN MUNICIPAL INCOME FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                   $   15.98
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,422.57    =    ERV
Inception through 09/30/98                             6.10    =    n

TOTAL RETURN FOR THE PERIOD                            5.95%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.98
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,422.57    =    ERV
Inception through 09/30/98                             6.10    =    n

TOTAL RETURN FOR THE PERIOD                            5.95%   =     T




              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                            ERV - P
                                                  ---------
                                                      P        =    T

Including Payment of the CDSC
Net Asset Value                                   $   15.98
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,422.57    =    ERV

TOTAL RETURN FOR THE PERIOD                           42.26%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.98
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,422.57    =    ERV

TOTAL RETURN FOR THE PERIOD                           42.26%   =    T



               VAN KAMPEN MUNICIPAL INCOME FUND - CLASS C SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,067.26    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            6.73%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,077.26    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            7.73%   =    T



       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,268.88    =    ERV
Five Year period ended 09/30/98                           5    =    n

TOTAL RETURN FOR THE PERIOD                            4.88%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,268.88    =    ERV
Five Year period ended 09/30/98                           5    =    n

TOTAL RETURN FOR THE PERIOD                            4.88%   =    T


               VAN KAMPEN MUNICIPAL INCOME FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998




                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,289.67    =    ERV
Inception through 09/30/98                             5.13    =    n

TOTAL RETURN FOR THE PERIOD                            5.08%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,289.67    =    ERV
Inception through 09/30/98                             5.13    =    n

TOTAL RETURN FOR THE PERIOD                            5.08%   =    T




              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                            ERV - P
                                                  ---------
                                                      P        =    T

Including Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,289.67    =    ERV

TOTAL RETURN FOR THE PERIOD                           28.97%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   15.96
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,289.67    =    ERV

TOTAL RETURN FOR THE PERIOD                           28.97%   =    T